Interest Income and Interest Expense (Tables)	12 Months Ended
Dec. 31, 2024
Schedule of Interest Income and Interest Expense

The interest rates under the factoring agreement range from 5.6% to 6.8% (2023: 5.49% to 6.88%) per annum. The following table provides additional information about the Company’s interest income, interest expense and other financing costs, net:

	For the year ended December 31.
	2024	2023
Interest income	$21,167	$70,853
Interest expense on lease liabilities	(11,719)	(12,379)
Interest expense on factoring arrangement	(580,139)	(290,107)
Total:	$(570,691)	$(231,633)